First Quarter 2012 Earnings Conference Call April 24, 2012 Exhibit 99.2

04/24/2012
Safe Harbor and Non-GAAP Financial Measures
Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private
Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, a slowdown of the economic recovery and decreases in freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, uncertainty or decline in economic and market conditions affecting demand for our services, a decline in the market for used vehicles resulting in a decline in residual values of our lease or rental vehicles, competition from other service providers, customer retention levels, unexpected volatility or declines in automotive or high-tech volume, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers’ business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, inability to achieve planned synergies and customer retention levels or anticipate costs and liabilities from acquisitions, labor strikes or work stoppages affecting our or our customers’ business operations, driver and technician shortages and increasing driver costs, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, a decline in pension plan returns, changes in obligations relating to multi-employer plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations, new proposed changes in lease accounting rules, the inability to comply with government regulations particularly relating to various state and federal privacy, employment and environmental regulations, new legal proceedings or unanticipated outcomes in existing legal proceedings and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
This presentation includes certain non-GAAP financial measures as defined under SEC rules, including operating revenue, comparable earnings, comparable EPS excluding non-service pension costs, 2012 comparable EPS forecasts, comparable earnings before income tax, comparable tax rate, adjusted return on capital, adjusted total capital, total cash generated, free cash flow, total obligations and the ratios based on these financial measures. Refer to Appendix – Non-GAAP Financial Measures for
more information about the non-GAAP financial measures contained in this presentation. Additional information regarding non-
GAAP financial measures can also be found in our reports filed with the SEC, which are available in the Investors area of our website at investors.ryder.com.
2 Proprietary and Confidential

Contents First Quarter 2012 Results Overview Asset Management Update Earnings Outlook Q & A 04/24/2012 3 Proprietary and Confidential

04/24/2012
1st Quarter Results Overview
Earnings per diluted share from continuing operations were $0.68 in 1Q12 vs.
$0.50 in 1Q11
– 1Q12 included a $0.09 net benefit related to the resolution of a tax matter, partially offset by acquisition-related restructuring costs
– 1Q11 included a $0.01 charge for acquisition-related restructuring costs
Comparable earnings per share from continuing operations were $0.59 vs.
$0.51 in 1Q11
Total revenue increased 8% (and operating revenue increased 9%) vs. prior year reflecting the impact of organic revenue growth and acquisitions
4 Proprietary and Confidential

Key Financial Statistics
First Quarter
($ Millions, Except Per Share Amounts)
Note:  Amounts throughout presentation may not be additive due to rounding.
2012 2011 % B/(W)
Operating Revenue
1,228.9 $       1,129.1 $       9%
Fuel Services and Subcontracted Transportation Revenue
307.4             296.3             4%
Total Revenue
1,536.3 $       1,425.4 $       8%
Earnings Per Share From Continuing Operations
0.68 $            0.50 $            36%
Comparable Earnings Per Share From Continuing Operations
0.59 $            0.51 $            16%
Net Earnings Per Share
0.67 $            0.48 $            40%
Memo:
50.9               51.0
Tax Rate From Continuing Operations
26.9% 40.7%
Comparable Tax Rate From Continuing Operations
37.1% 40.7%
5.6% 5.1%
Comparable EPS from Continuing Operations excluding
    Non-Service Pension Costs 0.69 $            0.56 $            23%
04/24/2012 5 Proprietary and Confidential
Average Shares (Millions) -
Diluted
Adjusted Return on Capital (Trailing 12 month)

04/24/2012
1st Quarter Results Overview - FMS
Fleet Management Solutions (FMS) total revenue up 9% (and operating revenue up 10%) vs. prior year
– Contractual revenue up 6%
– Full service lease revenue up 6%
– Contract maintenance revenue increased 5%
– Commercial rental revenue up 26%
– Fuel revenue up 7% due primarily to increase in fuel pass-throughs
FMS earnings before tax (EBT) up 20%
– FMS EBT percent of operating revenue up 50 basis points to 6.4%
FMS earnings positively impacted by the Hill Hire acquisition, organic lease growth, improved used vehicle sales results and commercial rental performance
– These benefits were partially offset by higher maintenance costs to service a slightly older lease fleet, including higher outservicing costs, and new sales commissions
6 Proprietary and Confidential

04/24/2012
1st Quarter Results Overview – SCS (including DCC)
Supply Chain Solutions (SCS) total revenue up 7% (and operating revenue up
7%) vs. prior year due to higher overall freight volumes and new business, as well as a prior year acquisition
SCS earnings before tax (EBT) up 8%
– SCS EBT percent of operating revenue remained unchanged at 4.5%
SCS earnings increased due to higher freight volumes and new business
7 Proprietary and Confidential

04/24/2012
Business Segments
2012 2011 % B/(W) 2012 2011 % B/(W)
Operating Revenue:
Fleet Management Solutions 792.7 $     719.0 $    10% 1,071.4 $ 980.1 $    9%
Supply Chain Solutions
(1)
484.6        452.7        7% 571.9        535.8        7%
Eliminations (48.4)         (42.6)         (14)% (107.0)       (90.5)         (18)%
   Total 1,228.9 $ 1,129.1 $ 9% 1,536.3 $ 1,425.4 $ 8%
Segment Earnings Before Tax:
(2)
Fleet Management Solutions 50.7 $       42.4 $       20%
Supply Chain Solutions
(1)
21.9          20.2          8%
Eliminations (6.5)           (4.9)           32%
66.1          57.6          15%
Central Support Services (Unallocated Share) (9.5)           (8.7)           (9)%
Non-Service Pension Costs (8.0)           (4.5)           (77)%
Restructuring and Other Charges, Net and Other Items (0.9)           (0.8)           (13)%
Earnings Before Income Taxes 47.7          43.6          9%
Provision for Income Taxes (12.8)         (17.8)         28%
Earnings from Continuing Operations 34.9 $       25.9 $       35%
Comparable Earnings from Continuing Operations 30.6 $       26.3 $       16%
Net Earnings 34.3 $       25.1 $       37%
Memo: Total Revenue
First Quarter
(1) Combined Supply Chain Solutions and Dedicated Contract Carriage.
(2) Our primary measure of segment financial performance excludes unallocated CSS, non-service pension costs, restructuring and other charges, net and other items.
($ Millions)
8 Proprietary and Confidential

04/24/2012
Capital Expenditures
2012 $
2012 2011 O/(U) 2011
Full Service Lease 436 $      112 $      324 $
Commercial Rental 335         317         18
Operating Property and Equipment 16           18           (2)
Gross Capital Expenditures 787         448         339
Less: Proceeds from Sales (Primarily Revenue Earning Equipment) 94           71           23
Net Capital Expenditures 693 $      377 $      316 $
Memo: Acquisitions 2 $          84 $        (82) $
First Quarter
($ Millions)
9 Proprietary and Confidential

04/24/2012
Cash Flow from Continuing Operations
First Quarter
($ Millions)
2012 2011
Earnings from Continuing Operations 35 $                 26 $
Depreciation 227                  206
Gains on Vehicle Sales, Net (22)                   (12)
Amortization and Other Non-Cash Charges, Net 14                     12
Pension Contributions (4)                      (4)
Changes in Working Capital and Deferred Taxes (63)                   (10)
Cash Provided by Operating Activities 186                  218
Proceeds from Sales (Primarily Revenue Earning Equipment) 94                     71
Collections of Direct Finance Leases 15                     15
Total Cash Generated 296                  304
Capital Expenditures

(1)
(471)                (313)
     Free Cash Flow
(2)
(175) $             (10) $
(1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(2) Free Cash Flow excludes acquisitions and changes in restricted cash.
10 Proprietary and Confidential

3/31/12		12/31/11		3/31/11	
Balance Sheet Debt	$	3,593	$	3,382	$	2,809
Percent To Equity		262%		257%		195%
Total Obligations	$	3,656	$	3,446	$	2,908
Percent To Equity		267%		261%		202%
Total Equity[(2)]	$	1,371	$	1,318	$	1,440

275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
267%
275%
0%
50%
100%
150%
200%
250%
300%
12/31/00 12/31/01 12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12 Long Term
Target
Midpoint
Total Obligations to Equity Balance Sheet Debt to Equity
04/24/2012
Debt to Equity Ratio
(1) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating.
(2) Total Equity includes impact of accumulated net pension related equity charge of $591 million as of 3/31/12, $595 million as of 12/31/11 and $420 million as of 3/31/11.
($ Millions)
(1)
11 Proprietary and Confidential

Contents First Quarter 2012 Results Overview Asset Management Update Earnings Outlook Q & A 04/24/2012 12 Proprietary and Confidential

04/24/2012
Units held for sale were 8,700 at quarter end, up from 5,000 units held for sale in the prior year
–
Average units held for sale were 7,400 during the quarter, up from 5,200 in the prior year
The number of used vehicles sold in the first quarter were 5,000, up 22% from the prior year
Proceeds per unit were up 20% for tractors and were up 3% for trucks in the first quarter compared with prior year (excluding the impact of exchange rates)
– Proceeds per unit were up 1% for tractors and up 1% for trucks vs. the prior quarter
Vehicles no longer earning revenue (including units held for sale) were 12,200 at quarter-
end, up 4,800 from the prior year
Average first quarter total commercial rental fleet was up 31% year-over-year (13%
excluding acquisitions)
Global Asset Management Update
(1)
(1) Units rounded to nearest hundred.
13 Proprietary and Confidential

Contents First Quarter 2012 Results Overview Asset Management Update Earnings Forecast Q & A 04/24/2012 14 Proprietary and Confidential

Second Quarter	Full Year
2012 Comparable EPS Forecast[(1)]	$ 1.07 - 1.12	$ 4.02 - 4.12
2011 Comparable EPS	$0.92	$3.49

04/24/2012
EPS Forecast – Continuing Operations
($ Earnings Per Share)
(1) Full Year 2012 Comparable EPS Forecast excludes a $0.10 tax benefit and a $0.02 restructuring charge.  Second Quarter 2012 Comparable EPS Forecast excludes $0.01 in restructuring charges. Full year 2011 excludes $0.09 in net tax charges, $0.05 in restructuring charges and $0.04 in acquisition transaction costs.
Raising full year EPS forecast from $4.00 - $4.10 to $4.02 - $4.12
Current forecast is as follows:
15 Proprietary and Confidential

Q&A 04/24/2012 16 Proprietary and Confidential

Appendix
Business Segment Detail
Central Support Services
Balance Sheet
Asset Management
Financial Indicators Forecast
New Business Segment Presentation (2009 – 2011)
New SCS Segment Presentation (2009 – 2011)
Revenue and EBT (10 year history)
Non-GAAP Financial Measures & Reconciliations
04/24/2012 17 Proprietary and Confidential

04/24/2012
Fleet Management Solutions (FMS)
2012 2011 % B/(W)
Full Service Lease 510.6 $          483.3 $          6%
Contract Maintenance 39.9                38.1                5%
Contractual Revenue 550.5              521.4              6%
Contract-related Maintenance 53.6                44.7                20%
Commercial Rental 171.2              135.7              26%
Other 17.4                17.3                1%
Operating Revenue 792.7              719.0              10%
Fuel Services Revenue 278.6              261.1              7%
Total Revenue 1,071.4 $       980.1 $          9%
Segment Earnings Before Tax (EBT) 50.7 $             42.4 $             20%
Segment EBT as % of Total Revenue 4.7% 4.3%
Segment EBT as % of Operating Revenue 6.4% 5.9%
First Quarter
($ Millions)
18 Proprietary and Confidential

04/24/2012
Supply Chain Solutions (SCS)
(1)
First Quarter
($ Millions)
2012 2011 % B/(W)
Automotive 139.7 $         122.7 $         14%
High-Tech 80.3               80.4               -
Retail & CPG 178.8             167.1             7%
Industrial & Other 85.8               82.5               4%
Operating Revenue 484.6             452.7             7%
Subcontracted Transportation 87.3               83.1               5%
Total Revenue 571.9 $         535.8 $         7%
Segment Earnings Before Tax (EBT) 21.9 $            20.2 $            8%
Segment EBT as % of Total Revenue 3.8% 3.8%
Segment EBT as % of Operating Revenue 4.5% 4.5%
Memo:
      Dedicated Services - Operating Revenue 282.1 $         249.6 $         13%
      Dedicated Services - Total Revenue 328.3 $         287.9 $         14%
      Fuel Costs 66.8 $            53.8 $            24%
(1) Combined Supply Chain Solutions and Dedicated Contract Carriage.
(2) Excludes Dedicated Services Subcontracted Transportation.
19 Proprietary and Confidential
(2)

04/24/2012
Central Support Services (CSS)
2012 2011 % B/(W)
Allocated CSS Costs
38.7 $        36.6 $         (6)%
Unallocated CSS Costs
9.5             8.7              (9)%
Total CSS Costs
48.2 $        45.3 $         (6)%
First Quarter
($ Millions)
20 Proprietary and Confidential

04/24/2012
Balance Sheet
March 31, December 31,
2012 2011
Cash and Cash Equivalents 114 $                105 $
Other Current Assets 1,002                984
Revenue Earning Equipment, Net 5,530                5,050
Operating Property and Equipment, Net 626                     624
Other Assets 878                     856
Total Assets 8,149 $             7,618 $
Short-Term Debt / Current Portion Long-Term Debt 587 $                274 $
Other Current Liabilities 1,175                900
Long-Term Debt 3,006                3,108
Other Non-Current Liabilities (including Deferred Income Taxes) 2,009                2,018
Shareholders' Equity 1,371                1,318
Total Liabilities and Shareholders' Equity 8,149 $             7,618 $
($ Millions)
21 Proprietary and Confidential

04/24/2012
U.S. Asset Management Update (a)
(a)
U.S. only
(b)
Excludes early terminations where customer purchases vehicle
(c)
Current year statistics may exclude some units due to a lag in reporting
(b)
Number of
Units
765
569
905
1,061
1,210
1,269
896
1,521
1,684
1,485
2,088
1,334
1,147
1,701
889
742
1,855
572
0
500
1,000
1,500
2,000
2,500
Redeployments Extensions Early Terminations
1Q 07 1Q 08 1Q 09 1Q 10 1Q 11 1Q 12
(c)
Redeployments – vehicles
coming off-lease with useful
life remaining are redeployed
in the Ryder fleet (Commercial
Rental, SCS, or with another
Lease customer).
Extensions –
Ryder re-prices
lease contract and extends
maturity date.
Early terminations –
customer elects to terminate
lease prior to maturity.
Depending on the remaining
useful life, the vehicle may be
redeployed in the Ryder fleet
(Commercial Rental, SCS,
other Lease customer) or sold
by Ryder.
22 Proprietary and Confidential

Total Cash Generated (2)

$1,054
$835
$949
$1,091
$1,381
$1,179
$1,252
$1,684
$1,571
$1,266
$1,328
$1,442
$1,690
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint

Gross Capital Expenditures (2)

($ Millions)

Full Service Lease
Commercial Rental
PP&E/Other
$1,289
$657
$600
$725
$1,165
$1,399
$1,757
$1,182
$1,265
$611
$1,088
$1,760
$2,200
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint
Memo: Free Cash Flow (2) (3)
(242) 131 367 357 289 (208)(3) (439) 380 341 614 258 (257) (430)

Total Obligations to Equity Ratio

Total Obligations to Equity
Balance Sheet Debt to Equity
275%
234%
201%
146%
129%
151%
168%
157%
225%
183%
203%
261%
263%
275%
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Forecast
Midpoint
Long
Term
Target
Midpoint

Key Takeaways

- **Significant and predictable cash generation**
- **Invest in growth (organic, acquisitions)**
- **Over time appropriately move financial leverage towards long term target of 250-300% Total Obligations to Equity**

Ryder

04/24/2012
Financial Indicators Forecast
(1)
(1) Total Obligations to Equity includes acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions.
(2) 2000-2004 not restated for operations discontinued in 2009.
(3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters.
23 Proprietary and Confidential

New Business Segment Presentation
(1)
($ Millions)
04/24/2012
1Q 2011 2Q 2011 3Q 2011 4Q 2011 FY 2011
Operating Revenue:
Fleet Management Solutions 719.0 $     778.9 $     824.7 $     813.3 $     3,135.9 $
Supply Chain Solutions 452.7        456.8        476.3        471.8        1,857.5
Eliminations (42.6)         (43.7)         (44.4)         (48.1)         (178.8)
   Total 1,129.1 $ 1,192.0 $ 1,256.5 $ 1,237.0 $ 4,814.6 $
Segment Earnings Before Tax:
Fleet Management Solutions 42.4 $       71.5 $       78.0 $       73.8 $       265.7 $
Supply Chain Solutions 20.2          27.8          31.4          25.5          104.9
Eliminations (4.9)           (6.5)           (5.7)           (7.1)           (24.2)
57.6          92.7          103.8        92.2          346.4
Central Support Services (Unallocated Share) (8.7)           (11.2)         (11.5)         (11.1)         (42.5)
Non-service Pension Costs (4.5)           (4.8)           (4.6)           (4.7)           (18.7)
Restructuring and Other Charges, Net and Other Items     (0.8)           (1.7)           -            (3.3)           (5.8)
Earnings Before Income Taxes 43.6          75.0          87.7          73.1          279.4
Provision for Income Taxes (17.8)         (34.1)         (30.7)         (25.4)         (108.0)
Earnings from Continuing Operations 25.9 $       40.9 $       56.9 $       47.7 $       171.4 $
Comparable Earnings from Continuing Operations 26.3 $       47.8 $       56.4 $       50.1 $       180.6 $
Net Earnings 25.1 $       40.0 $       56.5 $       48.1 $       169.8 $
(1) Supply Chain Solutions and Dedicated Contract Carriage have been combined. Non-service pension costs have been excluded from segment earnings.
Note: Amounts may not recalculate due to rounding.
24 Proprietary and Confidential

New Business Segment Presentation
(1)
($ Millions)
Proprietary and Confidential
1Q 2010 2Q 2010 3Q 2010 4Q 2010 FY 2010
Operating Revenue:
Fleet Management Solutions 677.4 $     709.0 $     733.9 $     726.3 $     2,846.5 $
Supply Chain Solutions 350.2        368.5        377.2        377.6        1,473.5
Eliminations (40.0)         (40.4)         (39.5)         (41.9)         (161.8)
   Total 987.6 $     1,037.1 $ 1,071.6 $ 1,061.9 $ 4,158.2 $
Segment Earnings Before Tax:
Fleet Management Solutions 27.3 $       51.6 $       60.3 $       55.7 $       194.9 $
Supply Chain Solutions 15.2          21.6          24.5          20.4          81.7
Eliminations (4.7)           (5.1)           (4.6)           (4.8)           (19.3)
37.8          68.1          80.2          71.3          257.3
Central Support Services (Unallocated Share) (8.8)           (9.8)           (11.9)         (10.7)         (41.2)
Non-service Pension Costs (6.5)           (6.1)           (6.3)           (7.8)           (26.6)
Restructuring and Other Charges, Net and Other Items     -            -            -            (3.2)           (3.2)
Earnings Before Income Taxes 22.5          52.2          62.0          49.6          186.3
Provision for Income Taxes (9.6)           (21.6)         (22.3)         (8.1)           (61.7)
Earnings from Continuing Operations 12.9 $       30.6 $       39.7 $       41.5 $       124.6 $
Comparable Earnings from Continuing Operations 12.9 $       30.6 $       39.7 $       33.8 $       117.0 $
Net Earnings 12.4 $       29.8 $       38.8 $       37.1 $       118.2 $
04/24/2012 25
(1) Supply Chain Solutions and Dedicated Contract Carriage have been combined. Non-service pension costs have been excluded from segment earnings.
Note: Amounts may not recalculate due to rounding.

New Business Segment Presentation
(1)
($ Millions)
1Q 2009 2Q 2009 3Q 2009 4Q 2009 FY 2009
Operating Revenue:
Fleet Management Solutions 693.2 $     712.6 $     712.5 $     699.5 $     2,817.7 $
Supply Chain Solutions 341.1        347.0        362.8        361.0        1,412.0
Eliminations (43.5)         (41.8)         (41.2)         (40.7)         (167.2)
   Total 990.8 $     1,017.8 $ 1,034.0 $ 1,019.8 $ 4,062.5 $
Segment Earnings Before Tax:
Fleet Management Solutions 40.7 $       51.5 $       47.6 $       42.4 $       182.2 $
Supply Chain Solutions 12.7          17.7          26.8          19.5          76.6
Eliminations (5.6)           (4.8)           (5.7)           (4.9)           (21.1)
47.8          64.4          68.7          57.0          237.8
Central Support Services (Unallocated Share) (6.9)           (8.2)           (9.1)           (11.1)         (35.3)
Non-service Pension Costs (11.8)         (11.0)         (11.5)         (11.4)         (45.6)
Restructuring and Other Charges, Net and Other Items     (6.7)           0.2             (3.9)           (2.7)           (13.1)
Earnings Before Income Taxes 22.4          45.3          44.2          31.8          143.8
Provision for Income Taxes (11.5)         (18.3)         (15.8)         (8.1)           (53.7)
Earnings from Continuing Operations 10.9 $       27.1 $       28.4 $       23.7 $       90.1 $
Comparable Earnings from Continuing Operations 16.7 $       27.0 $       28.7 $       22.2 $       94.6 $
Net Earnings 6.8 $         22.9 $       24.0 $       8.2 $         61.9 $
04/24/2012 26 Proprietary and Confidential
(1) Supply Chain Solutions and Dedicated Contract Carriage have been combined. Non-service pension costs have been excluded from segment earnings.
Note: Amounts may not recalculate due to rounding.

04/24/2012 27 Proprietary and Confidential
New SCS Segment Presentation
(1)
1Q 2011 2Q 2011 3Q 2011 4Q 2011 FY 2011
Automotive 122.7 $     107.8 $     115.3 $     123.3 $     469.2 $
High-Tech 80.4          85.4          84.0          83.8          333.6
Retail & CPG 167.1        176.1        187.6        180.3        711.0
Industrial & Other 82.5          87.6          89.3          84.3          343.7
Operating Revenue 452.7        456.8        476.3        471.7        1,857.5
Subcontracted Transportation 83.1          83.2          88.7          93.5          348.5
Total Revenue 535.8 $     540.0 $     565.0 $     565.3 $     2,206.0 $
Segment Earnings Before Tax (EBT) 20.2 $       27.8          31.4          25.5          104.9
Segment EBT as % of Total Revenue 3.8% 5.1% 5.6% 4.5% 4.8%
Segment EBT as % of Operating Revenue 4.5% 6.1% 6.6% 5.4% 5.6%
Memo:
Dedicated Services - Operating Revenue
(2)
249.6 $     249.4 $     261.2 $     267.0 $     1,027.2 $
Dedicated Services - Total Revenue 287.9 $     286.0 $     303.9 $     315.2 $     1,193.0 $
Fuel Costs 53.8 $       55.1 $       54.9 $       59.9 $       223.7 $
(1) Combined Supply Chain Solutions and Dedicated Contract Carriage.
(2) Excludes Dedicated Services Subcontracted Transportation.
Note: Amounts may not recalculate due to rounding.

04/24/2012 28 Proprietary and Confidential
New SCS Segment Presentation
(1)
1Q 2010 2Q 2010 3Q 2010 4Q 2010 FY 2010
Automotive 106.6 $     113.1 $     114.7 $     114.2 $     448.7 $
High-Tech 72.3          74.7          79.3          82.5          308.8
Retail & CPG 95.6          98.6          100.2        100.3        394.7
Industrial & Other 75.8          82.1          83.0          80.5          321.3
Operating Revenue 350.2        368.5        377.2        377.6        1,473.5
Subcontracted Transportation 60.3          64.6          67.0          69.4          261.3
Total Revenue 410.5 $     433.1 $     444.3 $     446.9 $     1,734.8 $
Segment Earnings Before Tax (EBT) 15.2 $       21.6          24.5          20.4          81.7
Segment EBT as % of Total Revenue 3.7% 5.0% 5.5% 4.6% 4.7%
Segment EBT as % of Operating Revenue 4.3% 5.9% 6.5% 5.4% 5.5%
Memo:
Dedicated Services - Operating Revenue
(2)
218.9 $     231.6 $     231.4 $     230.8 $     912.7 $
Dedicated Services - Total Revenue 247.7 $     260.8 $     260.7 $     261.7 $     1,030.9 $
Fuel Costs 37.9 $       41.1 $       40.4 $       43.3 $       162.7 $
(1) Combined Supply Chain Solutions and Dedicated Contract Carriage.
(2) Excludes Dedicated Services Subcontracted Transportation.
Note: Amounts may not recalculate due to rounding.

04/24/2012 29 Proprietary and Confidential
New SCS Segment Presentation
(1)
1Q 2009 2Q 2009 3Q 2009 4Q 2009 FY 2009
Automotive 94.9 $       98.0 $       107.3 $     109.2 $     409.3 $
High-Tech 75.0          75.8          75.6          74.0          300.4
Retail & CPG 91.7          91.6          96.8          99.3          379.4
Industrial & Other 79.5          81.7          83.0          78.6          322.8
Operating Revenue 341.1        347.1        362.8        361.0        1,412.0
Subcontracted Transportation 41.2          44.8          52.5          60.3          198.9
Total Revenue 382.3 $     391.9 $     415.3 $     421.4 $     1,610.9 $
Segment Earnings Before Tax (EBT) 12.7 $       17.7          26.8          19.5          76.6
Segment EBT as % of Total Revenue 3.3% 4.5% 6.5% 4.6% 4.8%
Segment EBT as % of Operating Revenue 3.7% 5.1% 7.4% 5.4% 5.4%
Memo:
Dedicated Services - Operating Revenue
(2)
213.5 $     219.8 $     229.3 $     225.8 $     888.4 $
Dedicated Services - Total Revenue 227.1 $     239.7 $     253.8 $     253.9 $     974.5 $
Fuel Costs 30.3 $       31.7 $       35.7 $       37.0 $       134.7 $
(1) Combined Supply Chain Solutions and Dedicated Contract Carriage.
(2) Excludes Dedicated Services Subcontracted Transportation.
Note: Amounts may not recalculate due to rounding.

Full Year

Ryder System

Fleet Management Solutions (2)

Supply Chain Solutions (3)

8
6
4
2
5.0 4.8 4.8 5.0 5.6 6.1 6.4 6.0 4.9 5.1 6.1
4.0 3.9 3.9 4.0 4.1 4.3 4.5 4.6 4.1 4.2 4.8
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
4
2
3.4 3.2 3.2 3.6 3.9 4.1 4.2 4.5 3.6 3.7 4.2
2.7 2.6 2.6 2.8 2.9 2.9 3.0 3.0 2.8 2.8 3.1
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
2
0
2.0 1.9 1.9 1.7 2.0 2.4 2.6 2.0 1.6 1.7 2.2
1.6 1.5 1.5 1.3 1.4 1.6 1.7 1.7 1.4 1.5 1.9
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Ryder

Segment – Revenue
(1)
Total Revenue
Operating Revenue
(1) 2001-2003 not restated for discontinued operations.
(2) FMS Operating Revenue excludes fuel services revenue.
(3) SCS Operating Revenue excludes subcontracted transportation.
04/24/2012
($ Billions)
30 Proprietary and Confidential

Full Year

Ryder System

10
8
6
4
2
0
0.8
0.6
4.5
3.7
5.5
4.4
8.3
6.5
8.7
6.4
9.0
6.4
12.0
8.6
12.3
8.4
6.5
2.9
4.5
3.6
5.8
4.6
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Fleet Management Solutions(2)

14
12
10
8
6
4
2
6.3
5.1
8.1
6.6
9.0
7.2
11.8
9.2
12.9
9.4
13.1
9.4
12.0
8.6
12.3
8.4
6.5
5.1
6.8
5.3
8.5
6.3
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Supply Chain Solutions(2)

7
5
3
1
-1
1.5
1.2
1.6
1.3
5.6
4.3
5.1
3.9
5.5
3.9
6.7
4.5
6.4
4.3
6.1
5.4
5.4
4.8
5.5
4.7
5.6
4.7
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Ryder

Segment – Earnings Before Tax (EBT)
(1)
EBT as % of Total Revenue
EBT as % of Operating Revenue
(1)
2001-2003 not restated for discontinued operations.
(2)
Excludes non-service pension costs.
04/24/2012 31 Proprietary and Confidential

04/24/2012
Non-GAAP Financial Measures
This presentation includes “non-GAAP financial measures” as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure.  Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP.
Specifically, the following non-GAAP financial measures are included in this presentation:
Non-GAAP Financial Measure Comparable GAAP Measure
Reconciliation & Additional Information
Presented on Slide Titled Page
Operating Revenue Total Revenue / Total Revenue Forecast Key Financial Statistics 5
Comparable Earnings / Comparable EPS Earnings / EPS from Continuing Operations Earnings and EPS from Continuing Operations
Reconciliation / Earnings from Continuing
Operations Reconciliation 2009 / Earnings from
Continuing Operations Reconciliation 2010 /
Earnings from Continuing Operations
Reconciliation 2011
33, 42-
44
Comparable EPS Excluding Non-Service Pension
Costs
EPS from Continuing Operations Earnings and EPS from Continuing Operations
Reconciliation
33
Comparable Earnings Before Income Tax /
Comparable Tax Rate
Earnings Before Income Tax / Tax Rate EBT and Tax Rate from Continuing Operations
Reconciliation
34
Comparable EPS Forecast EPS Forecast EPS Forecast – Continuing Operations 15
Adjusted Return on Capital / Adjusted Total Capital Net Earnings / Total Capital Adjusted Return on Capital Reconciliation  /
Segment Adjusted Return on Capital
Reconciliation
36-37
Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 39-40
Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Reconciliation 37-38
FMS and SCS  Operating Revenue FMS and SCS  Total Revenue Fleet Management Solutions / Supply Chain
Solutions / New SCS Segment Presentation ,
FMS Operating Results 2009-2011
18,19,
27-29,
41
32 Proprietary and Confidential

Earnings and EPS from Continuing Operations Reconciliation
($ Millions or $ Earnings Per Share)
1Q12 - 1Q12 - 1Q11 - 1Q11 -
Earnings EPS Earnings EPS
Reported 34.9 $     0.68 $     25.9 $     0.50 $
Tax Benefits (5.0)         (0.10)       - -
Restructuring Charges 0.6           0.01        0.5           0.01
Comparable 30.6        0.59        26.3        0.51
Non-Service Pension Costs 4.9           0.10        2.7           0.05
Comparable EPS excluding Non-Service Pension Costs 35.5 $     0.69 $     30.8 $     0.56 $
Proprietary and Confidential 33 04/24/2012

EBT and Tax Rate from Continuing Operations Reconciliation
($ Millions or $ Earnings Per Share)
1Q12 - 1Q12 - 1Q12 -
EBT Tax Tax Rate
Reported 47.7 $      12.8 $     26.9%
Tax Benefits -              5.0
Restructuring Charges 0.9            0.2
Comparable
48.6 $      18.0 $     37.1%
04/24/2012 34 Proprietary and Confidential

04/24/2012
Adjusted Return on Capital Reconciliation
($ Millions)
(1) Earnings calculated based on a 12-month rolling period.
(2) Interest expense includes interest on off-balance sheet vehicle obligations.
(3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense.
(4) The average is calculated based on the average GAAP balances.
(5) Represents comparable earnings items for those periods.
3/31/12 3/31/11
Net Earnings
(1)
179 $      131 $
Restructuring and Other Charges, Net and Other Items 6             7
Income Taxes 103         69
Adjusted Earnings Before Income Taxes 288         207
Adjusted Interest Expense
(2)
135         134
Adjusted Income Taxes
(3)
(156)        (132)
Adjusted Net Earnings 268 $      209 $
Average Total Debt
(4)
3,256 $   2,591 $
Average Off-Balance Sheet Debt

(4)
72           109
Average Total Shareholders' Equity

(4)
1,409      1,403
Average Adjustments to Shareholders' Equity
(5)
5             (1)
Adjusted Average Total Capital 4,742 $   4,102 $
Adjusted Return on Capital 5.6% 5.1%
35 Proprietary and Confidential

2011				2010			
	FMS		SCS		FMS		SCS	
Net Earnings [1]	$	161	$	65	$	132	$	46
Restructuring and Other Charges, Net and Other Items		6		-		-		3
Income Taxes		99		40		63		32
Adjusted Earnings Before Income Taxes		266		105		195		81
Adjusted Interest Expense [2]		135		8		134		7
Adjusted Income Taxes [3]		(143)		(44)		(112)		(35)
Adjusted Net Earnings	$	258	$	(69)	$	217	$	53
Average Total Debt[4]	$	3,085	$	(10)	$	2,565	$	(47)
Average Off-Balance Sheet Debt[4]		76		220		111		197
Average Total Shareholders' Equity[4]		1,150		321		1,293		146
Average Adjustments to Shareholders' Equity [5]		5		-		-		1
Adjusted Average Total Capital	$	4,316	$	531	$	3,969	$	297
Adjusted Return on Capital		6.0%		12.9%		5.5%		18.0%

Ryder

04/24/2012 Segment Adjusted Return on Capital Reconciliation ($ Millions) 36 Proprietary and Confidential

04/24/2012
Debt to Equity Reconciliation
% to % to % to % to % to % to % to % to
12/31/00 Equity 12/31/01 Equity 12/31/02 Equity 12/31/03 Equity 12/31/04 Equity 12/31/05 Equity 12/31/06 Equity 12/31/07 Equity
Balance Sheet Debt $2,017 161% $1,709 139% $1,552 140% $1,816 135% $1,783 118% $2,185 143% $2,817 164% $2,776 147%
Receivables Sold 345 110 - -        -       -         -         -
PV of minimum
lease payments
and guaranteed
residual values
under operating
leases for
vehicles 879 625 370 153 161 117 78           178
PV of contingent
rentals under
securitizations 209 441 311 -        -       -         -         -
Total Obligations $3,450 275% $2,885 234% $2,233 201% $1,969 146% $1,944 129% $2,302 151% $2,895 168% $2,954 157%
Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt.
($ Millions)
37 Proprietary and Confidential

04/24/2012
Debt to Equity Reconciliation
($ Millions)
Note: Amounts may not recalculate due to rounding.
% to % to % to % to % to
12/31/08 Equity
12/31/09 Equity 12/31/10 Equity 12/31/11 Equity 3/31/12 Equity 3/31/11
Balance Sheet Debt $2,863 213% $2,498 175% $2,747 196% $3,382 257% $3,593 262% $2,809
Receivables Sold -         -         -         -         -         -
PV of minimum
lease payments and
guaranteed residual
values under
operating leases for
vehicles 163         119        100        64          63          99
Total Obligations $3,026 225% $2,617 183% $2,847 203% $3,446 261% $3,656 267% $2,908
38 Proprietary and Confidential

12/31/00 [1]	12/31/01 [1]	12/31/02 [1]	12/31/03 [1]	12/31/04 [1]	12/31/05	12/31/06	12/31/07	12/31/08	12/31/09
Cash Provided by Operating Activities	$ 1,023	$ 365	$ 617	$ 803	$ 867	$ 776	$ 852	$ 1,097	$ 1,248	$ 985
Less: Changes in Bal. of Trade Rec. Sold	(270)	235	110	-	-	-	-	-	-	-
Collections of Direct Finance Leases	67	66	66	61	64	69	65	62	61	65
Proceeds from Sale (Prim. Rev. Earn. Equip.)	230	173	152	210	331	333	332	373	262	216
Proceeds from Sale & Leaseback of Assets	-	-	-	13	118	-	-	150	-	-
Other Investing, Net	4	(4)	4	4	1	-	2	2	-	-
Total Cash Generated	1,054	835	949	1,091	1,381	1,179	1,252	1,684	1,571	1,266
Capital Expenditures [2]	(1,296)	(704)	(582)	(734)	(1,092)	(1,387)	(1,691)	(1,304)	(1,230)	(652)
Free Cash Flow [3]	$ (242)	$ 131	$ 367	$ 357	$ 289	$ (208)	$ (439)	$ 380	$ 341	$ 614
Memo:										
Depreciation Expense	$ 580	$ 545	$ 552	$ 625	$ 706	$ 735	$ 739	$ 811	$ 836	$ 881
Gains on Vehicle Sales, Net	$ 19	$ 12	$ 14	$ 16	$ 35	$ 47	$ 51	$ 44	$ 39	$ 12

Ryder

04/24/2012
($ Millions)
Cash Flow Reconciliation
39 Proprietary and Confidential
(1) Amounts have not been recasted for discontinued operations
(2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(3) Free Cash Flow excludes acquisitions and changes in restricted cash.

12/31/10	12/31/11	3/31/12	3/31/11
Cash Provided by Operating Activities from Continuing Operations	$ 1,028	$ 1,042	$ 186	$ 218
Proceeds from Sales (Primarily Revenue Earning Equipment)	235	300	94	71
Proceeds from Sale and Leaseback of Assets	-	37	-	-
Collections of Direct Finance Leases	62	62	15	15
Other, net	3	-	-	-
Total Cash Generated	1,328	1,442	296	304
Capital Expenditures [1]	(1,070)	(1,699)	(471)	(313)
Free Cash Flow [2]	$ 258	$ (257)	$ (175)	$ (10)
Memo:				
Depreciation Expense	$ 834	$ 872	$ 227	$ 206
Gains on Vehicle Sales, Net	$ 29	$ 63	$ 22	$ 12

Ryder

04/24/2012
($ Millions)
(1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment.
(2) Free Cash Flow excludes acquisitions and changes in restricted cash.
Cash Flow Reconciliation
40 Proprietary and Confidential

FMS Operating Results 2009 - 2011
($ Millions)
1Q 2009 2Q 2009 3Q 2009 4Q 2009 FY 2009
Fleet Management Solutions
Operating Revenue 693.2 $     712.6 $     712.5 $     699.5 $     2,817.7 $
Fuel Services Revenue 170.3        178.7        200.3        200.8        750.1
   Total 863.5        891.3        912.8        900.2        3,567.8
1Q 2010 2Q 2010 3Q 2010 4Q 2010 FY 2010
Fleet Management Solutions
Operating Revenue 677.4 $     709.0 $     733.9 $     726.3 $     2,846.5 $
Fuel Services Revenue 206.6        222.2        215.1        221.8        865.6
   Total 884.0        931.2        948.9        948.1        3,712.2
1Q 2011 2Q 2011 3Q 2011 4Q 2011 FY 2011
Fleet Management Solutions
Operating Revenue 719.0 $     778.9 $     824.7 $     813.3 $     3,135.9 $
Fuel Services Revenue 261.1        285.6        274.4        261.3        1,082.5
   Total 980.1        1,064.5     1,099.0     1,074.7     4,218.3
04/24/2012 41 Proprietary and Confidential

Earnings from Continuing Operations Reconciliation 2009
($ Millions or $ Earnings Per Share)
1Q09 - 2Q09 - 3Q09 - 4Q09 - FY09 -
Earnings Earnings Earnings Earnings Earnings
Reported 10.9 $     27.1 $     28.4 $     23.7 $     90.1 $
International Asset Impairment 3.9           - 0.2           2.4           6.7
Reversal of Tax Reserves - - (2.2)         - (2.2)
Tax law changes - - - (4.1)         (4.1)
Restructuring Charges (Recovery) 1.9           (0.1)         2.3           0.2           4.2
Comparable 16.7 $     27.0 $     28.7 $     22.2 $     94.6 $
Proprietary and Confidential 42 04/24/2012

Earnings from Continuing Operations Reconciliation 2010
($ Millions or $ Earnings Per Share)
1Q10 - 2Q10 - 3Q10 - 4Q10 - FY10 -
Earnings Earnings Earnings Earnings Earnings
Reported 22.5 $     52.2 $     62.0 $     41.4 $     124.6 $
Int'l Asset Gain on Sale -             -             -             (0.9)         (0.9)
Tax Benefits -             -             -             (10.8)       (10.8)
Acquisition Related Transaction Costs -             -             -             4.1           4.1
Comparable 22.5 $     52.2 $     62.0 $     33.8 $     117.0 $
Proprietary and Confidential 43 04/24/2012

Earnings from Continuing Operations Reconciliation 2011
($ Millions or $ Earnings Per Share)
1Q11 - 2Q11 - 3Q11 - 4Q11 - FY11 -
Earnings Earnings Earnings Earnings Earnings
Reported 25.9 $     40.9 $     56.9 $     47.7 $     171.4 $
Tax Law Changes/Benefits - 5.4           (0.6)         - 4.8
Acquisition Transaction Costs - 1.5           - 0.4           1.9
Restructuring Charges 0.5           -             - 2.0           2.5
Comparable 26.3 $     47.8 $     56.4 $     50.1 $     180.6 $
Proprietary and Confidential 44 04/24/2012

* * * * * * * * * * * * * *